BLACKROCK LIQUIDITY FUNDS

TempFund

(the “Fund”)

Supplement dated June 7, 2024 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Fund,

each dated February 28, 2024, as supplemented to date

On May 16, 2024, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of its series TempFund, approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Accordingly, effective at 3:00 p.m. (Eastern time) on June 14, 2024, the Fund will no longer accept purchase orders from new investors. On or about September 5, 2024 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date of the Fund will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.

Shareholders may continue to redeem their Fund shares at any time prior to the Liquidation Date.

In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-TF-0624SUP